SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 6, 1998

                           CC Credit Card Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                on behalf of the

                  Travelers Bank Credit Card Master Trust I

       United States                   333-40381                52-2069082
-----------------------------  --------------------------  --------------------
(State or Other Jurisdiction   (Commission File Number)    (IRS Employer
of Incorporation)                                          Identification
                                                           Number)


               Suite 300B
           100 Commerce Drive
            Newark, Delaware                              19713
 --------------------------------------   -------------------------------------
    (Address of Principal Executive
                Office)                                (Zip Code)


Registrant's telephone number, including area code (302) 451-6456

                                       N/A
               -------------------------------------------------------
               (Former Name or Former Address, if Changed Since Last
                                     Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.     Not Applicable.

Item 2.     Not Applicable.

Item 3.     Not Applicable.

Item 4.     Not Applicable.

Item 5. On March 6, 1998, the Travelers Bank Credit Card Master Trust I issued its Class A 6.00% Asset Backed Certificates, Series 1998-1.

Item 6.     Not Applicable.

Item 7.     Exhibits.

            The following are filed as Exhibits to this Report under Exhibits 1, 4.1, 4.2, 10.1 and 10.2.

            Exhibit 1     Underwriting Agreement dated as of February 26, 1998.

            Exhibit 4.1   Pooling and Servicing Agreement dated as of March 1,
                          1998.

            Exhibit 4.2 Series 1998-A Supplement to the Amended and Restated Pooling and Servicing Agreement dated as of March 1, 1998.

            Exhibit 10.1 Receivables Transfer Agreement, dated as of March 1, 1998 between Travelers Bank & Trust, fsb and the Transferor.

            Exhibit 10.2 Receivables Transfer Agreement, dated as of March 1, 1998 between Travelers Bank USA and the Transferor

Item 8.     Not Applicable.

Item 9.     Not Applicable.


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

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                          CC Credit Card Corporation
                                          On behalf of the Travelers Bank
                                             Credit Card Master Trust I

                                          By:  /s/ Barbara Yastine
                                               --------------------------
                                               Name:  Barbara Yastine
                                               Title: President


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

                                  EXHIBIT INDEX

         Exhibit              Description
         -------              -----------

         1              Underwriting Agreement Dated as of February 26, 1998.

         4.1            Pooling and Servicing Agreement dated as of March 1,
                        1998.

         4.2 Series 1998-A Supplement to the Amended and Restated Pooling and Servicing Agreement dated as of March 1, 1998.

         10.1 Receivables Transfer Agreement, dated as of March 1, 1998 between Travelers Bank & Trust, fsb and the Transferor.

         10.2 Receivables Transfer Agreement, dated as of March 1, 1998 between Travelers Bank USA and the Transferor.


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